Exhibit 99.1

Permian Resources Corporation Announces Secondary Public Offering of Class A Common Stock

September 15, 2025

MIDLAND, Texas—(BUSINESS WIRE)—Permian Resources Corporation (“Permian Resources” or the “Company”) (NYSE: PR) today announced the commencement of an underwritten public offering of an aggregate 46,112,899 shares of its Class A Common Stock, par value $0.0001 per share (“Class A common stock”), by certain affiliates of Pearl Energy Investments and Riverstone Investment Group LLC (collectively, the “Selling Stockholders”).

Permian Resources will not sell any shares of Class A common stock in the offering and will not receive any proceeds therefrom.

Concurrently with the closing of the offering, the Company intends to purchase (the “Concurrent OpCo Unit Purchase”) from certain of the Selling Stockholders an aggregate 2,000,000 common units representing limited liability company interests (“OpCo Units”) in Permian Resources Operating, LLC, a Delaware limited liability company and a subsidiary of Permian Resources (“OpCo”), at a price per OpCo Unit equal to the price per share at which the underwriters purchase shares of Class A common stock in the offering and to cancel a corresponding number of shares of the Company’s Class C Common Stock, par value $0.0001 per share, held by such Selling Stockholders. The offering of Class A common stock is not conditioned upon the completion of the Concurrent OpCo Unit Purchase, but the Concurrent OpCo Unit Purchase is conditioned upon the completion of the offering.

Morgan Stanley, Citigroup and Goldman Sachs & Co. LLC are serving as the underwriters for the offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The proposed offering is being made pursuant to a registration statement previously filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) that became automatically effective upon filing on November 8, 2023.

The proposed offering will be made only by means of a prospectus and prospectus supplement that meet the requirements under the Securities Act of 1933, as amended (the “Securities Act”). Copies of the preliminary prospectus supplement and accompanying base prospectus and final prospectus supplement, when available, may be obtained from: Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick St, 2nd Floor, New York, New York 10014; or Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: 800-831-9146; or Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, telephone: 866-471-2526, facsimile: 212-902-9316 or by emailing Prospectus-ny@ny.email.gs.com; or by accessing the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy shares of Class A common stock or any other securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful without registration or qualification under the securities laws of any such state or jurisdiction.

About Permian Resources

Headquartered in Midland, Texas, Permian Resources is an independent oil and natural gas company focused on peer-leading returns through the acquisition, optimization and development of high-return oil and natural gas properties. Permian Resources’ assets are located in the Permian Basin, with a concentration in the core of the Delaware Basin.

Cautionary Note Regarding Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this press release, regarding the completion of the offering and the Concurrent OpCo Unit Purchase, the Company’s strategy, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

The Company cautions you that any forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, incident to the development, production, gathering and sale of oil and natural gas. Factors that could cause the Company’s actual results to differ materially from the results contemplated by forward-looking statements may include, but are not limited to, those set forth in Permian Resources’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the prospectus relating to the offering, the registration statement described above, its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and its subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors,” as may be updated from time to time in Permian Resources’ periodic filings with the SEC.

Should one or more of these risks or uncertainties occur, or should any underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company’s behalf may issue.

Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release.

Contacts:

Hays Mabry – Vice President, Investor Relations

(432) 315-0114

ir@permianres.com